SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2006

Commonwealth Telephone Enterprises, Inc.
(Exact Name of Registrant
as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of
Incorporation)

0-11053		23-2093008
(Commission File Number)		(IRS Employer Identification No.)

100 CTE Drive
Dallas, PA		18612-9774
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (570) 631-2700

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Conditions.” On November 7, 2006, Michael J. Mahoney, President and CEO of Commonwealth Telephone Enterprise, Inc., hosted a conference call to review the company’s 2006 third quarter results. A copy of the transcript of the conference call is attached hereto and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
99.1	Transcript of Commonwealth Telephone Enterprises 2006 Third Quarter Earnings conference call.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

Date:	November 8, 2006	By:	/s/ Raymond B. Ostroski

			Name:	Raymond B. Ostroski
			Title:	Senior Vice President, General Counsel and
Secretary

INDEX TO EXHIBIT

Exhibit No.	Description
99.1	Transcript of Commonwealth Telephone Enterprises 2006 Third Quarter Earnings conference call.